Exhibit 10.21

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 30, 2014 (the “Effective Date”), by and between Social Reality, Inc., a Delaware corporation (the “Company”) and Richard Steel (the “Investor”). Capitalized terms used by not defined herein have the meaning set forth in the Purchase Agreement (defined below).

RECITALS

WHEREAS, the Company and the Investor are parties to the Stock Purchase Agreement, dated as of October 30, 2014 (the “Purchase Agreement”); and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Investor and the Company desire to enter into this Agreement, which shall, among other things, govern the rights of the Investor to cause the Company to register shares of Common Stock issued or issuable to the Investor under the terms of the Purchase Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.

Definitions.  For purposes of this Agreement:

1.1

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2

“Common Stock” means shares of the Company’s Class A common stock, $0.001 par value.

1.3

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.4

“Excluded Registration” means (i) a registration on Form S-8 (or similar successor form) relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction or (ii) a registration on Form S-4 (or similar successor form).

1.5

 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.6

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.7

 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partners or others covered under the applicable domestic relationship statute, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.8

“Permitted Registrable Shares” means with respect to registration statements for resales pursuant to SEC Rule 415 a number of Registrable Securities equal to the least of (i) the number of Registrable Securities not then covered by an effective registration statement that is available for resales pursuant to Rule 415, (ii) the number of Registrable Securities requested to be included in the registration statement for a proposed registration, and (iii) the maximum number of Registrable Securities the Company is permitted to include in such registration statement by the SEC in accordance with applicable SEC rules and regulations.

1.9

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.10

“Private Placement Securities” means the shares of Common Stock issued and issuable upon the exercise of Class A Common Stock purchase warrants, (excluding, for the avoidance of doubt, the Victory Park Securities) which warrants were issued by the Company on October 30, 2014 pursuant to the private placement consummated on October 30, 2014; provided, however, that any such securities shall cease to be Private Placement Securities for purposes of this Agreement when (i) a Form S-1 registration statement or Form S-3 registration statement covering such securities has been declared effective by the SEC and has not been withdrawn or suspended, or (ii) such securities shall have ceased to be outstanding or have been sold.

1.11

 “Registrable Securities” means (a) any Earnout Shares which may be issued to the Investor, (b) any Escrow Shares which may be released to the Investor pursuant to the terms of the Escrow Agreement, and (c) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Earnout Shares and/or the Escrow Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Form S-1 registration statement or Form S-3 registration statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Form S-1 registration statement or Form S-3 registration statement, or (ii) such securities shall have ceased to be outstanding.

1.12

“Registrable Securities then outstanding” means the number of shares of outstanding Common Stock that are Registrable Securities.

1.13

 “SEC” means the Securities and Exchange Commission.

1.14

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.15

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.16

“SEC Rule 415” means Rule 415 promulgated by the SEC under the Securities Act.

1.17

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.18

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for the Investor.

1.19

“Victory Park Financing” shall have the same meaning as in the Purchase Agreement.

1.20

“Victory Park Securities” shall mean the Victory Park Warrant and the Victory Park Warrant Shares.

1.21

“Victory Park Warrant” shall mean common stock purchase warrant or warrants, as applicable, issued pursuant to the terms of the Victory Park Financing.

1.22

“Victory Park Warrant Shares” shall mean the shares of Common Stock issued and issuable upon the exercise of the Victory Park Warrant.

1.23

“Year-One Earnout Shares” means any Earnout Shares issued by the Company as Year-One Earnout Consideration.

1.24

“Year-Two Earnout Shares” means any Earnout Shares issued by the Company as Year-Two Earnout Consideration.

2.

Registration Rights.  The Company covenants and agrees as follows:

2.1

Demand Registration.

(a)

Form S-1 Demand.  If at any time beginning one hundred eighty (180) days after the issuance of Registrable Securities to the Investor, the Company receives a request from the Investor that the Company file a Form S-1 registration statement with respect to Registrable Securities then outstanding, then the Company shall as soon as practicable, and in any event within seventy-five (75) days after the date such request is given by the Investor, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Investor requested to be registered, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(b)

Form S-3 Demand.  If at any time beginning one hundred eighty (180) days after the issuance of Registrable Securities to the Investor when the Company is eligible to use a Form S-3 registration statement, the Company receives a request from the Investor that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of the Investor, then the Company shall as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Investor, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by the Investor, subject to the limitations of Sections 2.1(c) and 2.3.

(c)

Notwithstanding the foregoing obligations, if the Company furnishes to the Investor a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors there exists material nonpublic information relating to the Company that is not otherwise required to be disclosed and that such disclosure would be materially detrimental to the Company and its stockholders, then the Company shall have the right to defer taking action with respect to such filing, for a period of not more than sixty (60) days after the request of the Investor is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than an Excluded Registration and the Investor may withdraw its request for such registration.

(d)

The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Section 2.1(a); or (iii) if the Investor proposes to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b).  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request.  In addition to Section 2.3(c), a registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC.

2.2

Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Investor) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give the Investor notice of such registration.  Upon the request of the Investor given within thirty (30) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that the Investor has requested to be included in such registration.  The Investor shall have the right to withdraw the Investor’s request for inclusion of the Investor’s Registrable Securities in any registration statement pursuant to this Section 2.1 by giving written notice to the Company of such withdrawal. The Company shall not have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, if the Investor has elected to include Registrable Securities in such registration.

2.3

Underwriting Requirements.

(a)

If, pursuant to Section 2.1, the Investor intends to distribute the Registrable Securities covered by his request by means of an underwriting, he shall so advise the Company as a part of his request made pursuant to Section 2.1.  The underwriter(s) will be selected by the Investor. In such event, the right of the Investor to include his Registrable Securities in such registration shall be conditioned upon his participation in such underwriting and the inclusion of the Investor’s Registrable Securities in the underwriting to the extent provided herein.  The Investor shall (together with the Company as provided in Section 2.4(f)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 2.3, if the managing underwriter advises the Investor in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of securities that may be included in the underwriting shall be allocated (i) first, to the Registrable Securities requested to be included in such underwriting by the Investor, the Private Placement Securities requested to be included therein, and Victory Park Securities requested to be included therein, pro rata among the Investor, the holders of the Private Placement Securities and the holder or holders of the Victory Park Securities on the basis of the number of shares of Registrable Securities owned by the Investor, the number of Private Placement Securities  and the number of shares of Common Stock underlying the Victory Park Securities, with further successive pro rata allocations among the Investor, the holder or holders of the Private Placement Securities and the holder or holders of the Victory Park Securities if the Investor has requested the underwriting of less than all of the Registrable Securities the Investor is entitled to register, and (ii) second, to any other securities requested to be included in such underwriting.

(b)

In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Investor’s Registrable Securities in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the managing underwriter in its reasonable discretion determines is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the managing underwriter determines that less than all of the Registrable Securities requested to be registered can be included in such offering, then the number of securities that are included in such offering shall be allocated (i) first, to the securities that the Company proposes to sell, (ii) second, to the

Registrable Securities requested to be included in such registration by the Investor, the Private Placement Securities requested to be included therein and the Victory Park Securities requested to be included therein, pro rata among the Investor, the holders of the Private Placement Securities and the holder or holders of the Victory Park Securities on the basis of the number of shares of Registrable Securities owned by the Investor, the number of Private Placement Securities and the number of shares of Common Stock underlying the Victory Park Securities, with further successive pro rata allocations among the Investor, the holder or holders of the Private Placement Securities and the holder or holders of the Victory Park Securities if the Investor has requested the registration of less than all of the Registrable Securities the Investor is entitled to register, and (iii) third, to any other securities requested to be included in such registration.

(c)

If the proposed registration statement to be filed by the Company is for an offering pursuant to SEC Rule 415 and the number of Registrable Securities requested by the Investor to be included therein exceeds the number of Permitted Registrable Shares, the initial number of Registrable Securities included in any registration statement in respect of such proposed registration and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investor on the basis of the number of shares of Registrable Securities owned by the Investor, with further successive pro rata allocations among the Investor if the Investor has requested the registration of less than all of the Registrable Securities the Investor is entitled to register. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such registration statement for such transferor.  Notwithstanding anything to the contrary contained in this Section 2(c), if the proposed registration statement to be filed by the Company is the first registration statement filed with the SEC that includes any Private Placement Securities for an offering pursuant to SEC Rule 415, and the total number of securities proposed to be included therein exceeds the maximum number of securities of the Company that the Company is permitted to include in such registration statement by the SEC in accordance with applicable SEC rules and regulations, the initial number of securities included in any registration statement in respect of such proposed registration and each increase in the number of securities included therein shall be allocated (i) first, to such Private Placement Securities which have not been previously included in a registration statement, and (ii) second, pro rata among the Investor and the holder or holders of the Victory Park Securities on the basis of the number of Escrow Shares owned by the Investor and the shares of Common Stock underlying the Victory Park Securities, with further successive pro rata allocations among the Investor and the holder or holders of the Victory Park Securities if the Investor has requested the registration of less than all of the Escrow Shares the Investor is entitled to register.  Notwithstanding anything to the contrary contained herein, if for any reason the SEC asserts or proposes a limitation on the securities to be included in any registration statement filed pursuant to this Section 2.3(c) in which the Registrable Securities are to be included, the Company shall use diligent efforts to advocate with the SEC for the registration of all of the securities required or requested to be included in such registration statement, in accordance with applicable SEC guidance.

(d)

The Investor may not participate in any registration hereunder which is underwritten unless the Investor (i) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements, and (ii) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that the Investor shall not be required to make any representations or warranties to the Company or the underwriters solely as a result of the inclusion of the Registrable Securities in the registration statement for an underwritten offering (other than representations and warranties made on a several and not joint basis and which solely relate to the Investor, the Investor’s ownership of his shares of Common Stock to be sold in the offering and the Investor’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 2.8 hereof and on a several and not joint basis.

(e)

For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a) or Section 2.3(b) or the SEC Rule 415 cutback provision in Section 2.3(c), fewer than the total number of Registrable Securities that Investor has requested to be included in such registration statement are actually included.

2.4

Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)

prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the Investor, keep such registration statement effective for a period of up to (x) the earlier of (i) three (3) years or (ii) the maximum period permitted by applicable law or, if earlier, (y) until the distribution contemplated in the registration statement has been completed; provided, however, that such period shall be extended for a period of time equal to the period the Investor refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b)

prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)

provide to the Investor and the Investor’s counsel for review each registration statement and all amendments and supplements thereto no fewer than ten (10) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects within ten (10) Business Days following receipt by the Investor and the Investor’s counsel of such registration statement and or amendment/supplements thereto;

(d)

furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate his disposition of his Registrable Securities;

(e)

use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f)

in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(g)

use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed or quoted;

(h)

provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(i)

promptly make available for inspection by the Investor, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Investor, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by the Investor, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(j)

notify the Investor, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(k)

after such registration statement becomes effective, provide written notice to the Investor (a “Suspension Notice”) of the occurrence of any of the following events, as promptly as practicable after becoming aware of such event: (i) any request by the SEC or any other federal or state governmental authority, during the period of effectiveness of the registration statement, for amendments or supplements to such registration statement or related prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction from a state governmental authority or the initiation of any proceeding for such purpose by a state governmental authority; or (iv) any event or circumstance which necessitates the making of any changes to the registration statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the registration statement, it will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading and, in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  The Company shall promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor. The Company shall also promptly notify the Investor in writing (x) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective and (y) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5

Suspension of Registration Statement. The Investor agrees that upon its receipt of any Suspension Notice from the Company, the Investor will discontinue the disposition of Registrable Securities pursuant to any registration statement covering such Registrable Securities to the extent required by the SEC or such other federal or state governmental authority until the earlier of the Investor’s receipt of (i) copies of the supplemented or amended prospectus contemplated by Section 2.4(k), (ii) written notice from the Company that no supplement or amendment is required, (iii) written notice from the Company that the any suspension of the effectiveness such registration statement or initiation of any related proceeding has ceased or (iv) written notice from the Company that any suspension of the qualification or exemption from qualification or initiation of any proceeding related thereto has ceased; in each case, which shall be promptly and within two (2) Business Days delivered by the Company to the Investor.

2.6

Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as is reasonably required to effect the registration of the Investor’s Registrable Securities.

2.7

Expenses of Registration.  All expenses (excluding Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company.

2.8

Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a)

To the extent permitted by law, the Company will indemnify and hold harmless the Investor, and the partners, members, officers, directors and stockholders of the Investor; legal counsel and accountants; any underwriter (as defined in the Securities Act) for the Investor; and each Person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any loss, damage, claim or liability (joint or several) to which such aforementioned Person may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company or its officers, directors, employees, agents or Affiliates of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, and the Company will pay to the Investor, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any such loss, claim, liability or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in conformity with written information furnished by or on behalf of the Investor, underwriter, controlling Person, or other aforementioned Person specifically for use in connection with such registration.

(b)

To the extent permitted by law, the Investor, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other stockholder selling securities in such registration statement, and any controlling Person of any such underwriter or other stockholder, against any loss, damage, claim or liability, in each case only to the extent that such loss, claim, damage or liability arises out of or are based upon (i) any untrue statement or omission made in conformity with written information furnished by or on behalf of the Investor specifically for use in connection with such registration; or (ii) the use by the Investor of an outdated or defective prospectus after the Company has notified the Investor, through the Company’s delivery of a Suspension Notice, that the prospectus is outdated or defective; and the Investor will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which any loss, claim, damage or liability may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by the Investor by way of indemnity or contribution under Sections

2.8(b) and 2.8(d) exceed the proceeds from the offering received by the Investor (net of any Selling Expenses paid by the Investor), except in the case of fraud by the Investor.

(c)

Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action.  The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)

To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) the Investor will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Investor pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the Investor’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by the Investor pursuant to Section 2.8(b), exceed the proceeds from the offering received by the Investor (net of any Selling Expenses paid by the Investor), except in the case of fraud by the Investor.

(e)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)

Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and the Investor under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9

Reports Under Exchange Act.  The Company shall:

(a)

make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144;

(b)

use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)

furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10

Market Stand-off Agreement.

(a)

The Investor agrees that, without the prior written consent of the Company, he will not:

(i)

sell any shares of the Year-One Earnout Shares (regardless of when issued) during the period commencing on the date of the expiration of the First Earnout Period and ending sixty (60) days thereafter (the “First Y1 Lockup Period”);

(ii)

sell more than one-third (1/3) of the Year-One Earnout Shares then outstanding during the period commencing on the expiration of the First Y1 Lockup Period and ending  sixty (60) day thereafter (the “Second Y1 Lockup Period”); and

(iii)

sell more than two-thirds (2/3) of the Year-One Earnout Shares then outstanding during the period commencing on the expiration of the Second Y1 Lockup Period and ending sixty (60) days thereafter (the “Third Y1 Lockup Period”).

(b)

The Investor agrees that, without the prior written consent of the Company, he will not:

(i)

sell any shares of the Year-Two Earnout Shares (regardless of when issued) during the period commencing on the date of the expiration of the Second Earnout Period and ending sixty (60) days thereafter (the “First Y2 Lockup Period”);

(ii)

sell more than one-third (1/3) of the Year-Two Earnout Shares then outstanding during the period commencing on the expiration of the First Y2 Lockup Period and ending  sixty (60) day thereafter (the “Second Y2 Lockup Period”); and

(iii)

sell more than two-thirds (2/3) of the Year-Two Earnout Shares then outstanding during the period commencing on the expiration of the Second Y2 Lockup Period and ending sixty (60) days thereafter (the “Third Y2 Lockup Period”).

(c)

At any time after the expiration of (i) the Third Y1 Lockup Period, the Investor shall not be subject to any restrictions with respect to the sale of Year-One Earnout Shares or (ii) the Third Y2 Lockup Period, the Investor shall not be subject to any restrictions with respect to the sale of the Year-Two Earnout Shares,  in each case, except to the extent required by applicable law; provided, however, that the restrictions in this Section 2.10 shall automatically, without any further action, deed or notice, terminate upon (i) an Event of Default (as defined in the Note) under the Note or (ii) the Buyer’s failure to fully satisfy its obligations in Section 2.5 of the Purchase Agreement.  Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be subject to any restrictions with respect to the disposition of any shares of Common Stock purchased in an open market transaction except to the extent required by applicable law.

3.

Miscellaneous.

3.1

Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by the Investor to a transferee of Registrable Securities that (i) is an Affiliate of the Investor; or (ii) is a member of the Investor’s Immediate Family Member or trust for the benefit of the Investor or one or more of the Investor’s Immediate Family Members; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement.  For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate of the Investor; (2) who is the Investor’s Immediate Family Member; or (3) that is a trust for the benefit of the Investor or the Investor’s Immediate Family Member shall be aggregated together and with those of the Investor; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be transmitted by facsimile or electronically, and it is the intent of the parties that the facsimile copy (or a photocopy or PDF copy) of any signature printed by a receiving facsimile machine or computer printer shall be deemed an original signature and shall have the same force and effect as an original signature.

3.3

Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.4

Notices.  All notices, requests, demands, waivers, consents and other communications hereunder shall be in writing, shall be delivered either in person, by facsimile (which is confirmed) or other electronic means, by overnight air courier or by certified or registered mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by facsimile, e-mail or other electronic means calculated to arrive on any Business Day prior to 5:00 p.m., New York time, or on the next succeeding Business Day if delivered on a non-Business Day or after 5:00 p.m., New York time, (b) one (1) Business Day after having been delivered to a nationally-recognized courier for overnight delivery (with written confirmation of delivery), or (c) three (3) Business Days after having been deposited in the mails as certified or registered mail, return receipt requested, all fees prepaid, directed to the parties or their assignees at the following addresses (or at such other address as shall be given in writing by a party hereto):

If to the Investor, addressed as follows:

Richard Steel

_______________

_______________

Telephone:

Facsimile:

Email:

With a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, New York 10020

Attention: Steven E. Siesser, Esq.
Telephone: (212) 204-8688

Facsimile: (973) 597-2507

Email: ssiesser@lowenstein.com

If to the Company, addressed as follows:

Social Reality, Inc.

456 Seaton Street

Los Angeles, CA 90013

Attention:  Christopher Miglino
Telephone:  (323) 283-8505

Facsimile: (323) ___________

Email:chris@socialreality.com

With a copy (which shall not constitute notice) to:

Pearlman Schneider LLP

2200 Corporate Boulevard, N.W.

Suite 210

Boca Raton, FL  33431

Attention:  James M. Schneider, Esq.
Telephone: (561) 362-9595

Facsimile: (561) 361-9612

Email: jim@pslawgroup.net

3.5

Amendments and Waivers.  This Agreement may not be amended, supplement or changed except by an instrument in writing signed by both the Investor and the Company.  Any party to this Agreement may waive in writing any obligation owed to it by any other party under this Agreement.  No waiver of any party of any default, misrepresentation, breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence.

3.6

Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.7

Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

3.8

Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.9

Governing Law; Wavier of Trial by Jury.  This Agreement and all matters arising directly or indirectly herefrom shall be construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.  The parties agree that a final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the parties and may be enforced in any other courts to whose jurisdiction other parties are or may be subject, by suit upon such judgment.  THE PARTIES HEREBY WAIVE ALL RIGHT AND ENTITLEMENT TO A TRIAL BY JURY AS TO ANY DISPUTES BETWEEN THEM.

3.10

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

SOCIAL REALITY, INC.

By:	/s/ Christoper Miglino
Name:	Chris Miglino
Title:	Chief Executive Officer

INVESTOR:

/s/ Richard Steel
Richard Steel